UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  August 11, 2009
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                          Pre-Paid Legal Services, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Oklahoma
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                 (State or Other Jurisdiction of Incorporation)


           001-09293                             73-1016728
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   (Commission File Number)           (IRS Employer Identification No.)


                   One Pre-Paid Way
                        Ada, OK                                     74820
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       (Address of Principal Executive Offices)                  (Zip Code)


                                 (580) 436-1234
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The primary element of compensation paid to Harland C. Stonecipher, our Chief Executive Officer, is formula incentive compensation based on the level of our membership fees. Since 2004, he has been eligible to receive up to one-half of one percent (.5%) of Membership fees collected. Payment of this 0.5% incentive has been conditioned on our meeting certain monthly and quarterly Membership revenue thresholds. Mr. Stonecipher receives a monthly bonus equal to 0.25% of monthly Membership fees if the month's Membership fees are at least 85% of the Membership fees for the same month of the prior year. Additionally, Mr.
Stonecipher  receives  a  quarterly  bonus  equal  to  0.25%  of  the  quarter's
Membership fees, if the quarter's Membership fees are greater than the Membership fees for the comparable quarter of the prior year. The aggregate annual amount of these bonuses has been reduced by $500,000 since 2005 by reason of our now owning and operating corporate aircraft, which aircraft services were previously provided through aircraft partially owned by Mr. Stonecipher (the "aircraft reduction").

Our Membership fees for the first quarter of 2009 were approximately 98% of the first quarter of 2008 and pursuant to the design of his compensation program, Mr. Stonecipher stopped receiving the 0.25% quarterly bonus described above. On August 11, 2009 at a regularly scheduled meeting of the Board of Directors, the Board, with Mr. Stonecipher abstaining, unanimously voted to terminate the aircraft reduction payment by Mr. Stonecipher for his use of the aircraft on company business.

As explained more fully in our proxy statement, we permit Mr. Stonecipher to use our aircraft for personal purposes. In these circumstances, Mr. Stonecipher reimburses us at an hourly rate intended to fully offset both our fixed and incremental cost of this travel, including fuel, maintenance, personnel, insurance, etc. and any miscellaneous trip expense. Any amounts owed by Mr. Stonecipher for reimbursement of personal use of the aircraft are paid by reducing his commission account, the balance of which always exceeds the reimbursement obligations of Mr. Stonecipher for any personal use of the aircraft.


                                        SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Pre-Paid Legal Services, Inc.

                                        By:  /s/ Randy Harp
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                                             Randy Harp, Chief Operating Officer

Date:  August 14, 2009